UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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United Parcel Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED PARCEL SERVICE, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
UNITED PARCEL SERVICE, INC.
INVESTOR RELATIONS B1F7
55 GLENLAKE PARKWAY, N.E.
ATLANTA, GA 30328
Shareowner Meeting to be held on May 6, 2010

Proxy Materials Available
•	2010 Proxy Statement

•	2009 Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before April 22, 2010.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit:
www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
3) BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual Meeting of Shareowners
Meeting Date:	May 6, 2010
Meeting Time:	8:00 a.m. (Eastern Time)
For holders as of:	March 8, 2010

Meeting Location:

Hotel du Pont
11th and Market Streets
Wilmington, Delaware 19801

How To Vote

Vote In Person

Many shareowner meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 5, 2010. Have your notice in hand when you access the web site and follow the instructions.

Directions to the Shareowner Meeting

FROM PHILADELPHIA ON I-95 SOUTH
1.	Take I-95 South through Chester to Wilmington.

2.	Follow I-95 South to Exit 7A marked “52 South, Delaware Ave.”

3.	Follow exit road (11th Street) to intersection with Delaware Ave. marked “52 South, Business District.”

4.	At the Delaware Ave. intersection, bear left, continuing on 11th Street.

5.	Follow 11th Street through four traffic lights. Hotel du Pont is on the right.
FROM ROUTE 202
1.	Follow Route 202 to I-95 intersection. Take I-95 South.

2.	From I-95 South, follow steps 2 - 5 above.
FROM DOWNSTATE DELAWARE
1.	Take Route 13 North, into Wilmington.

2.	Follow signs marked “North Business, Route 13” to the eighth traffic light.

3.	At the eighth light, make a left onto 10th Street.

4.	Follow 10th Street three blocks to Orange Street, and make a right on Orange.

5.	Next block is 11th Street. Turn right; Hotel du Pont is on the right.
FROM BALTIMORE ON I-95 NORTH
1.	Follow I-95 North to Wilmington, take Exit 7 marked “Route 52, Delaware Ave.”

2.	From right lane, take Exit 7 onto Adams Street.

3.	At the third traffic light on Adams Street, turn right. Follow sign marked “52 South, Business District.”

4.	At the Delaware Ave. intersection, bear left, continuing on 11th Street.

5.	Follow 11th Street through four traffic lights. Hotel du Pont is on the right.
FROM NEW JERSEY
(NEW JERSEY TURNPIKE)
1.	Take the New Jersey Turnpike South to Delaware Memorial Bridge.

2.	After crossing the Delaware Memorial Bridge, follow signs to I-95 North.

3.	From I-95 North, follow steps 1 - 5 above.

Voting items

The board of directors recommends a vote FOR all the nominees for director in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

1.	Election of ten directors nominated by the board of directors to serve until the 2011 annual meeting of shareowners.

Nominees:
	01) F. Duane Ackerman	06) William R. Johnson
	02) Michael J. Burns	07) Ann M. Livermore
	03) D. Scott Davis	08) Rudy Markham
	04) Stuart E. Eizenstat	09) John W. Thompson
	05) Michael L. Eskew	10) Carol B. Tomé

2.	Ratification of the appointment of Deloitte & Touche LLP as UPS’s independent registered public accountants for the year ending December 31, 2010.

3.	Approval of a proposal removing the voting standard from the UPS certificate of incorporation so that the board may provide for majority voting in uncontested director elections.

4.	In their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

THIS IS NOT A PROXY CARD. To vote these shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions under “How to Request a Copy of Materials.”